EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $1,593,000 or $0.256 Per Share for the First Quarter of 2008

BLOOMINGTON, Ind., April 22, 2008 (PRIME NEWSWIRE) -- Monroe Bancorp, (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income of $1,593,000, or $0.256 per basic and diluted common share, for the quarter ended March 31, 2008. Net income for the quarter was 20.8 percent less than the $2,012,000 reported for the same period of 2007 and earnings per diluted share for the quarter was 17.7 percent less than the $0.311 reported a year earlier. The results for the first quarter of 2008 were in line with the fourth quarter of 2007 net income of $1,606,000 or $0.258 per diluted share.

The decline in net income between the first quarter of 2007 and the first quarter of 2008 resulted primarily from increased expenses in two areas, specifically, the provision for loan losses and employee benefits. Due to factors discussed in the Asset Quality section of this release, the provision for loan losses increased $595,000 or 208.8 percent to $880,000 for the first quarter of 2008 compared to $285,000 for the same period of 2007. Benefit expenses increased by $246,000 or 56.6 percent to $681,000 for the first quarter of 2008 compared to $435,000 for the first quarter of 2007. The increase in benefit expenses resulted from an increase in the cost of the Company's health insurance plan which totaled $255,000 for the first quarter of 2008, $165,000 greater than the $90,000 expense for the same period of 2007. The increase was largely due to higher claims experienced in 2008.

Return on average equity was 11.62 percent for the first quarter of 2008 compared to 15.33 percent for the first quarter of 2007 and 11.89 percent for the fourth quarter of 2007. Return on average assets decreased to 0.82 percent for the first quarter, compared to 1.10 percent for the first quarter of 2007 and 0.83 percent for the fourth quarter of 2007.

Financial Performance

Net interest income after the provision for loan losses decreased 8.3 percent to $4,996,000 for the three months ended March 31, 2008 compared to $5,446,000 for the same period in 2007. The tax-equivalent net interest margin for the quarter ended March 31, 2008 was 3.36 percent, compared to 3.29 percent for the quarter ended December 31, 2007 and 3.45 percent for first quarter of 2007.

Noninterest income totaled $2,364,000 for the first quarter of 2008 compared to $2,447,000 for the same period of 2007. Excluding the effect of the Company's deferred compensation plan, discussed in the "Use of Non-GAAP Financial Information" section of this release, noninterest income totaled $2,556,000 for the first quarter of 2008 compared to $2,407,000 for the same period of 2007. The 6.2 percent or $149,000 increase in noninterest income (excluding the effect of the Company's deferred compensation plan) is largely the result of a $127,000 gain on the sale of available for sale investment securities (compared to none in 2007) and a $123,000 increase in trust fees offsetting $63,000 of net losses on the sale of OREO properties. The increase in trust fees was driven by growth in trust assets under management. Trust assets under management reached $343,242,000 at March 31, 2008, growing by 7.6 percent, or $24,130,000 over the March 31, 2007 total of $319,112,000.

Noninterest expense totaled $5,391,000 for the first quarter of 2008 compared to $5,093,000 for the same period of 2007. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $5,551,000 for the first quarter of 2008, compared to $5,026,000 for the same period of 2007. The 10.4 percent or $525,000 increase in noninterest expense (excluding the effect of the Company's deferred compensation plan) is largely the result of the $246,000 or 56.6 percent increase in benefit expense which was discussed earlier, a $102,000 or 4.9 percent increase in salary expense, and a $54,000 or 6.6 percent increase in occupancy expense. The increase in occupancy expense is largely the result of the Company opening two new full-service banking centers, one in December of 2007 and the second in January of 2008.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $8,355,000 (1.08 percent of total assets) at March 31, 2008 compared to $2,999,000 (0.40 percent of total assets) at March 31, 2007 and $8,214,000 (1.06 percent of total assets) at December 31, 2007.

Net charge-offs for the first quarter of 2008 totaled $261,000 or 0.18 percent of total loans compared to $213,000 (0.15 percent of total loans) for the first quarter of 2007 and $643,000 (0.44 percent of total loans) for the fourth quarter of 2007.

Due to general economic conditions in the real estate markets, credit quality has been under pressure. The Bank maintains a "watch list" representing credits that require above average attention in order to mitigate the risk of default or loss. Over the periods noted below, the watch list consisted of the following:

 Watch List Data                   3/31/2008   12/31/2007  3/31/2007
 ---------------                   ---------   ----------  ---------
 Total Watch List ($)              25,528,000  18,478,000  13,876,000
 Number of Watch List Customers            52          43          48
 Total Watch List $ More Than
  30 Days Past Due                 10,874,000   7,793,000   8,718,000
 Total Watch List $ Secured
  by R/E                           22,338,000  16,207,000  10,296,000
 Total Watch List $ Secured
  by Non-R/E                        2,891,000   1,972,000   3,214,000
 Total Watch List $ Unsecured         299,000     299,000     366,000

As of March 31, 2008, 57.4 percent of the watch list exposure was less than thirty days past due, compared to 57.8 percent as of December 31, 2007 and 37.2 percent as of March 31, 2007. The largest areas of stress within the loan portfolio are loans for Residential Real Estate Development and loans secured by 1-4 Family Non-Owner Occupied Residential Properties. As of March 31, 2008, loans totaling $42,892,000 were secured by Residential Real Estate Development collateral with $9,149,000 of these loans being on the watch list of which $4,828,000 were more than thirty days past due. The majority ($36,832,000 or 85.9 percent) of the $42,892,000 of loans secured by Residential Real Estate Development collateral were originated out of our Central Indiana region (greater Indianapolis). Of the $36,832,000 of loans originated by our Central Indiana region and secured by Residential Real Estate Development collateral, $9,088,000 of these loans were on the watch list (included in the $9,149,000 reported above), of which $4,766,000 were more than thirty days past due.

In addition, as of March 31, 2008, there were $52,001,000 of loans secured by 1-4 Family Non-Owner Occupied Residential Properties with $4,228,000 of these loans being on the watch list of which $2,831,000 were more than thirty days past due. These two categories combined account for 52.4 percent of the watch list. Approximately 26.1 percent ($13,567,000) of the $52,001,000 of loans secured by 1-4 Family Non-Owner Occupied Residential Properties were originated out of our Central Indiana region. Of the $13,567,000 of loans originated by our Central Indiana region and secured by 1-4 Family Non-Owner Occupied Properties, $3,174,000 of these loans were on the watch list (included in the $4,228,000 reported above), of which $2,345,000 were more than thirty days past due.

"Identifying and resolving asset quality issues continues to be one of our highest priorities. While I'm not pleased with the level of our problem assets, I take some satisfaction from the fact that the level of nonperforming assets did not increase materially during the first quarter," said Mr. Bradford.

Financial Condition

Total assets grew 3.3 percent from March 31, 2007, reaching $776,786,000 on March 31, 2008. Loans, including loans held for sale, totaled $581,956,000 on March 31, 2008, a 3.4 percent increase from total loans on March 31, 2007, which were $562,724,000. Deposits increased 7.1 percent to $637,230,000 at March 31, 2008 compared to $595,061,000 a year earlier.

Other News

The Company successfully opened a new full-service banking center in Avon in Hendricks County on January 14, 2008. This followed shortly after the opening on December 11, 2007 of a new banking center in Plainfield, also in Hendricks County. Grand opening ceremonies were held during the first quarter for both banking centers. The opening of the Avon Banking Center completes the Company's transition from less visible, limited service branches in Hendricks County to more visible, strategically located full-service banking centers. Another new banking center, to be located in Noblesville, in Hamilton County, is expected to open during the late summer of 2008 and will commence the Company's growth plans in the northeast area of the Indianapolis metro region.

The Company added an online account opening program to its website in January 2008. Packaged with other electronic services -- online banking, bill pay, e-statements -- the online account opening service widens the Bank's market for checking and savings products, provides a convenient alternative for opening accounts for its customers and fits the needs of the growing population of Internet users. Digital Deposit, an electronic business check deposit solution launched in December 2006, continues to be well received by business customers. Electronic banking solutions for both personal and business customers have positioned the Bank to be accessible to both its traditional local markets as well as cyber users located beyond the Bank's footprint.

Seminars and events held during the first quarter remain a consistent feeder of quality leads for our deposit, loan and wealth management services. In addition, some of these events, like the Bank's art receptions, offer the Bank exceptional promotional value and are a great image builder and marketing tool that effectively entrenches the Bank's brand in the communities it serves. Artists and the local economy also benefit from this community outreach.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 24, 2008 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4316

See attachments for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34%. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan," included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                  Quarters Ended
               ------------------------------------------------------
                Mar 2008   Dec 2007  Sept 2007   Jun 2007   Mar 2007
               ---------- ---------- ---------- ---------- ----------
 BALANCE SHEET *
 --------------------------------------------------------------------
 Cash and
  Interest-
  earning
  deposits     $   30,559 $   24,563 $   15,071 $   18,732 $   27,006
 Federal Funds
  Sold              2,565      1,077     10,149     20,533      4,210
 Securities       121,074    125,658    125,998    121,530    122,372
 Total Loans      581,956    584,831    564,904    563,989    562,724
  Loans Held
   for Sale         2,176      2,974      1,875      3,091      2,363
  Commercial
   &
   Industrial     100,378    104,611     98,596    104,226     98,979
  Real Estate:
   Commercial
    &
    Residential   333,725    332,664    309,952    305,692    318,381
   Construction
    &
    Vacant Land   102,428    101,011    109,951    107,684     99,560
   Home Equity     25,534     25,222     25,756     24,642     25,350
  Installment
   Loans           17,715     18,349     18,774     18,654     18,091
 Reserve for
  Loan Losses       7,273      6,654      6,147      6,487      6,216
 Bank Premises
  and Equipment    20,173     20,029     18,343     17,674     15,138
 Federal Home
  Loan Bank
  Stock             2,312      2,312      2,312      2,312      2,312
 Interest
  Receivable
  and Other
  Assets           25,420     26,264     24,156     25,094     24,075
   Total
    Assets     $  776,786 $  778,080 $  754,786 $  763,377 $  751,621

 Total
  Deposits     $  637,230 $  619,717 $  611,504 $  614,592 $  595,061
  Noninterest
   Checking        76,716     81,542     77,874     83,136     84,775
  Interest
   Bearing
   Checking
   & NOW          122,987    131,295    133,233    121,169    120,339
  Regular
   Savings         18,710     17,712     17,636     18,127     18,354
  Money Market
   Savings        109,105     99,135     97,910     98,966     98,692
  CDs Less than
   $100,000       156,849    160,456    149,127    147,693    131,060
  CDs Greater
   than
   $100,000       152,473    128,602    134,683    145,142    131,741
  Other Time          390        975      1,041        359     10,100
 Total
  Borrowings       70,328     96,421     80,628     89,204     95,143
  Federal Funds
   Purchased        5,256     24,850         --         --         --
  Securities
   Sold Under
   Repurchase
   Agreement       45,717     43,195     52,167     58,699     65,589
  FHLB Advances     9,262     18,273     18,349     19,408     19,419
  Loans Sold
   Under
   Repurchase
   Agreement &
   Other Debt       1,845      1,855      1,864      2,849      1,887
  Subordinated
   Debentures
   - Trust
   Preferred        8,248      8,248      8,248      8,248      8,248
 Interest
  Payable and
  Other
  Liabilities      13,072      7,490      9,732      7,986      9,516
   Total
    Liabilities   720,630    723,628    701,864    711,782    699,720
 Shareholders
  Equity           56,156     54,452     52,922     51,595     51,901
   Total
    Liabilities
    and
    Share-
    holders'
    Equity     $  776,786 $  778,080 $  754,786 $  763,377 $  751,621

 Book Value
  Per Share    $     9.03 $     8.76 $     8.52 $     8.23 $     8.19
 End of period
  shares issued
  and
  outstanding   6,227,550  6,227,550  6,227,550  6,283,592  6,353,342
 Less: Unearned
  ESOP shares      10,700     13,100     15,100     17,500     19,900
 End of Period
  Shares Used
  to Calculate
  Book Value    6,216,850  6,214,450  6,212,450  6,266,092  6,333,442

                                                ---------------------
                                                     Years Ended
                                                ---------------------
                                                 Dec 2007   Dec 2006
                                                ---------- ----------
 BALANCE SHEET *
 --------------------------------------------------------------------
 Cash and Interest-earning deposits             $   24,563 $   27,743
 Federal Funds Sold                                  1,077      5,803
 Securities                                        125,658    120,250
 Total Loans                                       584,831    559,463
  Loans Held for Sale                                2,974      2,545
  Commercial & Industrial                          104,611     93,912
  Real Estate:
   Commercial & Residential                        332,664    320,789
   Construction & Vacant Land                      101,011     97,006
   Home Equity                                      25,222     26,515
  Installment Loans                                 18,349     18,696
 Reserve for Loan Losses                             6,654      6,144
 Bank Premises and Equipment                        20,029     15,411
 Federal Home Loan Bank Stock                        2,312      2,312
 Interest Receivable and Other Assets               26,264     23,355
   Total Assets                                 $  778,080 $  748,193

 Total Deposits                                 $  619,717 $  589,328
  Noninterest Checking                              81,542     79,783
  Interest Bearing Checking & NOW                  131,295    138,418
  Regular Savings                                   17,712     17,884
  Money Market Savings                              99,135    105,702
  CDs Less than $100,000                           160,456    122,037
  CDs Greater than $100,000                        128,602    112,401
  Other Time                                           975     13,103
 Total Borrowings                                   96,421     98,079
  Federal Funds Purchased                           24,850      2,075
  Securities Sold Under Repurchase Agreement        43,195     70,784
  FHLB Advances                                     18,273     19,430
  Loans Sold Under Repurchase Agreement &
   Other Debt                                        1,855      2,697
  Subordinated Debentures - Trust Preferred          8,248      3,093
 Interest Payable and Other Liabilities              7,490      7,281
   Total Liabilities                               723,628    694,688
 Shareholders Equity                                54,452     53,505
   Total Liabilities and Shareholders' Equity   $  778,080 $  748,193

 Book Value Per Share                           $     8.76 $     8.24
 End of period shares issued and outstanding     6,227,550  6,515,342
 Less: Unearned ESOP shares                         13,100     22,300
 End of Period Shares Used to Calculate
  Book Value                                     6,214,450  6,493,042

 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                    Quarters Ended
               ------------------------------------------------------
 INCOME
  STATEMENT     Mar 2008   Dec 2007  Sept 2007   Jun 2007   Mar 2007
 ------------------------ ---------- ---------- ---------- ----------
 Interest
  Income       $   11,483 $   12,141 $   12,232 $   12,249 $   11,852
 Interest
  Expense           5,607      6,390      6,528      6,396      6,121
 Net Interest
  Income            5,876      5,751      5,704      5,853      5,731
 Loan Loss
  Provision           880      1,150        345        255        285
 Total
  Noninterest
  Income            2,364      2,468      2,651      2,685      2,447
  Service
   Charges on
   Deposit
   Accounts           869        964        917        932        867
  Trust Fees          608        604        617        537        485
  Commission
   Income             219        229        210        239        232
  Gain on Sale
   of Loans           198        147        231        262        177
  Realized
   Gains on
   Trading and
   Available
   for Sale
   Securities         140          5          2         41          1
  Unrealized
   Gains
   (Losses) on
   Trading
   Securities
   Associated
   with
   Directors'
   Deferred
   Compensation
   Plan              (217)      (154)        55         83         33
  Other
   Operating
   Income             547        673        619        591        652
 Total
  Noninterest
  Expense           5,391      4,984      5,283      5,266      5,093
  Salaries &
   Wages            2,204      2,189      2,178      2,152      2,102
  Commissions,
   Options &
   Incentive
   Compensation       364        277        427        581        452
  Employee
   Benefits           681        393        481        465        435
  Premises &
   Equipment          873        765        799        717        819
  Advertising         220        131        149        162        225
  Legal Fees          185        208         85        118        155
  Appreciation
   (Depreciation)
   in Directors'
   Deferred
   Compensation
   Plan              (164)       (23)        78        148         64
  Other
   Operating
   Expenses         1,028      1,043      1,086        923        841
 Income Before
  Income Tax        1,969      2,085      2,727      3,017      2,800
 Income Tax
  Expense             376        479        729        827        788
 Net Income
  After Tax &
  Before
  Extraordinary
  Items             1,593      1,606      1,998      2,190      2,012
 Extraordinary
  Items                --         --         --         --         --
 Net Income    $    1,593 $    1,606 $    1,998 $    2,190 $    2,012

 Basic
  Earnings
  Per Share    $    0.256 $    0.259 $    0.321 $    0.348 $    0.312
 Diluted
  Earnings
  Per Share    $    0.256 $    0.258 $    0.319 $    0.346 $    0.311

                                                ---------------------
                                                     Years Ended
                                                ---------------------
 INCOME STATEMENT                                Dec 2007   Dec 2006
 --------------------------------------------------------- ----------
 Interest Income                                $   48,474 $   44,643
 Interest Expense                                   25,435     21,978
 Net Interest Income                                23,039     22,665
 Loan Loss Provision                                 2,035      1,200
 Total Noninterest Income                           10,251      9,492
  Service Charges on Deposit Accounts                3,680      3,614
  Trust Fees                                         2,243      1,701
  Commission Income                                    910        785
  Gain on Sale of Loans                                817      1,045
  Realized Gains on Trading and
   Available for  Sale Securities                       49        115
  Unrealized Gains (Losses) on Trading
  Securities Associated with Directors'
  Deferred Compensation Plan                            17         74
  Other Operating Income                             2,535      2,158
 Total Noninterest Expense                          20,626     20,098
  Salaries & Wages                                   8,621      8,077
  Commissions, Options & Incentive Compensation      1,737      1,862
  Employee Benefits                                  1,774      2,055
  Premises & Equipment                               3,100      3,151
  Advertising                                          667        712
  Legal Fees                                           566        307
  Appreciation (Depreciation) in Directors'
  Deferred Compensation Plan                           267        301
  Other Operating Expenses                           3,894      3,633
 Income Before Income Tax                           10,629     10,859
 Income Tax Expense                                  2,823      3,273
 Net Income After Tax & Before
  Extraordinary Items                                7,806      7,586
 Extraordinary Items                                    --         --
 Net Income                                     $    7,806 $    7,586

 Basic Earnings Per Share                       $    1.240 $    1.154
 Diluted Earnings Per Share                     $    1.235 $    1.150

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                    Quarters Ended
               ------------------------------------------------------
 ASSET QUALITY  Mar 2008   Dec 2007   Sept 2007  Jun 2007   Mar 2007
 ------------------------ ---------- ---------- ---------- ----------
 Net
  Charge-Offs
  (Recoveries) $      261 $      643 $      686 $      (17)$      213
 OREO Expenses         82         10         46          3          8
               ========== ========== ========== ========== ==========
   Total Credit
    Charges    $      343 $      653 $      732 $      (14)$      221

 Nonperforming
  Loans        $    6,944 $    6,938 $    4,821 $    2,701 $    2,308
 OREO                 848        841        141        212        141
 ======================== ========== ========== ========== ==========
  Nonperforming
   Assets           7,792      7,779      4,962      2,913      2,449
 90 Day Past
  Due Loans net
  of
  Nonperforming
  Loans               563        435        197        484        550
 ======================== ========== ========== ========== ==========
  Nonperforming
   Assets + 90
   day Past
   Due         $    8,355 $    8,214 $    5,159 $    3,397 $    2,999

 RATIO ANALYSIS
  - CREDIT
  QUALITY*
 ------------------------ ---------- ---------- ---------- ----------
 NCO/Loans           0.18%      0.44%      0.49%     -0.01%      0.15%
 Credit Charges
  /Loans & OREO      0.24%      0.45%      0.52%     -0.01%      0.16%
 Nonperforming
  Loans/Loans        1.19%      1.19%      0.85%      0.48%      0.41%
 Nonperforming
  Assets/Loans
  & OREO             1.34%      1.33%      0.88%      0.52%      0.44%
 Nonperforming
  Assets/Assets      1.00%      1.00%      0.66%      0.38%      0.33%
 Nonperforming
  Assets + 90
  day PD/Assets      1.08%      1.06%      0.68%      0.44%      0.40%
 Reserve/
  Nonperforming
  Loans            104.74%     95.91%    127.50%    240.17%    269.32%
 Reserve/Total
  Loans              1.25%      1.14%      1.09%      1.15%      1.10%
 Equity &
  Reserves/
  Nonperforming
  Assets           814.03%    785.53%   1190.43%   1993.89%   2373.09%
 OREO/
  Nonperforming
  Assets            10.88%     10.81%      2.84%      7.28%      5.76%

 RATIO ANALYSIS
  - CAPITAL
  ADEQUACY *
 --------------------------------------------------------------------
 Equity/Assets       7.23%      7.00%      7.01%      6.76%      6.91%
 Equity/Loans        9.65%      9.31%      9.37%      9.15%      9.22%

 RATIO ANALYSIS
  - PROFITABILITY
 --------------------------------------------------------------------
 Return on
  Average
  Assets             0.82%      0.83%      1.05%      1.17%      1.10%
 Return on
  Average
  Equity            11.62%     11.89%     15.27%     16.93%     15.33%
 Net Interest
  Margin
  (tax-
  equivalent)
  (1)                3.36%      3.29%      3.31%      3.44%      3.45%

                                                ---------------------
                                                    Years Ended
                                                ---------------------
 ASSET QUALITY                                   Dec 2007   Dec 2006
 --------------------------------------------------------- ----------
 Net Charge-Offs (Recoveries)                   $    1,525 $      641
 OREO Expenses                                          67         24
 ========================================================= ==========
 Total Credit Charges                           $    1,592 $      665

 Nonperforming Loans                            $    6,938 $    1,712
 OREO                                                  841        141
 ========================================================= ==========
 Nonperforming Assets                                7,779      1,853
 90 Day Past Due Loans net of
  Nonperforming Loans                                  435        644
 ========================================================= ==========
  Nonperforming Assets + 90 day Past Due        $    8,214 $    2,497

 RATIO ANALYSIS - CREDIT QUALITY*
 --------------------------------------------------------------------
 NCO/Loans                                            0.26%      0.11%
 Credit Charges/Loans & OREO                          0.27%      0.12%
 Nonperforming Loans/Loans                            1.19%      0.31%
 Nonperforming Assets/Loans & OREO                    1.33%      0.33%
 Nonperforming Assets/Assets                          1.00%      0.25%
 Nonperforming Assets + 90 day PD/Assets              1.06%      0.33%
 Reserve/Nonperforming Loans                         95.91%    358.88%
 Reserve/Total Loans                                  1.14%      1.10%
 Equity & Reserves/Nonperforming Assets             785.53%   3219.05%
 OREO/Nonperforming Assets                           10.81%      7.61%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
 --------------------------------------------------------------------
 Equity/Assets                                        7.00%      7.15%
 Equity/Loans                                         9.31%      9.56%

 RATIO ANALYSIS - PROFITABILITY
 --------------------------------------------------------------------
 Return on Average Assets                             1.04%      1.04%
 Return on Average Equity                            14.79%     14.59%
 Net Interest Margin (tax-equivalent) (1)             3.37%      3.42%

  * Based on period end numbers
 (1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.
     Reclassification of amounts from prior periods were made to conform to the September 2007 presentation.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
 Margin on a Tax-Equivalent Basis
 (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                   Quarters Ended
               ------------------------------------------------------
                Mar 2008   Dec 2007   Sept 2007  Jun 2007   Mar 2007
               ---------- ---------- ---------- ---------- ----------
 Net interest
  income       $    5,876 $    5,751 $    5,704 $    5,853 $    5,731
 Tax equivalent
  adjustment          195        180        176        179        161
 ======================== ========== ========== ========== ==========
 Net interest
  income - tax
  equivalent   $    6,071 $    5,931 $    5,880 $    6,032 $    5,892

 Average
  earning
  assets       $  725,793 $  714,737 $  703,681 $  702,664 $  693,384

 Net interest
  margin             3.26%      3.19%      3.22%      3.34%      3.35%

 Net interest
  margin - tax
  equivalent         3.36%      3.29%      3.31%      3.44%      3.45%

                                                ---------------------
                                                     Years Ended
                                                ---------------------
                                                 Dec 2007   Dec 2006
                                                ---------- ----------
 Net interest income                            $   23,039 $   22,665
 Tax equivalent adjustment                             696        632
 ========================================================= ==========
 Net interest income - tax equivalent           $   23,735 $   23,297

 Average earning assets                         $  703,675 $  681,999

 Net interest margin                                  3.27%      3.32%

 Net interest margin - tax equivalent                 3.37%      3.42%

               ------------------------------------------------------
                                     Year-to-Date
               ------------------------------------------------------
                Mar 2008   Dec 2007   Sept 2007  Jun 2007   Mar 2007
               ---------- ---------- ---------- ---------- ----------
 Net interest
  income       $    5,876 $   23,039 $   17,288 $   11,584 $    5,731
 Tax equivalent
  adjustment          195        696        515        340        161
               ========== ========== ========== ========== ==========
 Net interest
  income - tax
  equivalent   $    6,071 $   23,735 $   17,803 $   11,924 $    5,892

 Average
  earning
  assets       $  725,793 $  703,675 $  699,948 $  698,050 $  693,384

 Net interest
  margin             3.26%      3.27%      3.30%      3.35%      3.35%

 Net interest
  margin - tax
  equivalent         3.36%      3.37%      3.40%      3.44%      3.45%

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                   Quarters Ended
               ------------------------------------------------------
                Mar 2008   Dec 2007   Sept 2007  Jun 2007   Mar 2007
               ---------- ---------- ---------- ---------- ----------
 Interest and
  Dividend
  Income       $       32 $       38 $       25 $       27 $       27
 Realized and
  Unrealized
  Gains
  (Losses)           (204)      (148)        57        124         33
 Other Income          12         91         --          1          7
   Total Income
    From Plan:       (160)       (19)        82        152         67

 Change in
  Deferred
  Compensation
  Liability          (164)       (23)        78        148         64
 Trustee Fees           4          4          4          4          3
   Total
    Expense
    of Plan:         (160)       (19)        82        152         67

   Net Impact
    of Plan:   $       -- $       -- $       -- $       -- $       --

                                                ---------------------
                                                    Years Ended
                                                ---------------------
                                                 Dec 2007   Dec 2006
                                                ---------- ----------
 Interest and Dividend Income                   $      117 $      107
 Realized and Unrealized Gains (Losses)                 66        129
 Other Income                                           99         78
 Total Income From Plan:                               282        314

 Change in Deferred Compensation Liability             267        301
 Trustee Fees                                           15         13
 Total Expense of Plan:                                282        314

 Net Impact of Plan:                            $       -- $       --

 Reconciliation of GAAP Noninterest Income & Expense to Noninterest
 Income & Expense Without the Financial Impact of the Deferred
 Compensation Plan
 (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                   Quarters Ended
               ------------------------------------------------------
                Mar 2008   Dec 2007   Sept 2007  Jun 2007   Mar 2007
               ---------- ---------- ---------- ---------- ----------
 Total
  Noninterest
  Income       $    2,364 $    2,468 $    2,651 $    2,685 $    2,447
 Income of
  Deferred
  Compensation
  Plan Incl. in
  Noninterest
  Income             (192)       (57)        57        125         40
   Adjusted
    Noninterest
    Income:         2,556      2,525      2,594      2,560      2,407

 Total
  Noninterest
  Expense           5,391      4,984      5,283      5,266      5,093

 Expense of
  Deferred
  Compensation
  Plan               (160)       (19)        82        152         67

   Adjusted
    Noninterest
    Expense:        5,551      5,003      5,201      5,114      5,026

                                                ---------------------
                                                    Years Ended
                                                ---------------------
                                                 Dec 2007   Dec 2006
                                                ---------- ----------
 Total Noninterest Income                       $   10,251 $    9,492
 Income of Deferred Compensation Plan
  Incl. in Noninterest Income                          165        207
   Adjusted Noninterest Income:                     10,086      9,285

 Total Noninterest Expense                          20,626     20,098
 Expense of Deferred Compensation Plan                 282        314
   Adjusted Noninterest Expense:                    20,344     19,784

               ------------------------------------------------------
                                    Year-to-Date
               ------------------------------------------------------
                Mar 2008   Dec 2007   Sept 2007  Jun 2007    Mar 2007
               ---------- ---------- ---------- ---------- ----------
 Total
  Noninterest
  Income       $    2,364 $   10,251 $    7,783 $    5,132 $    2,447
 Income of
  Deferred
  Compensation
  Plan Incl. in
  Noninterest
  Income             (192)       165        222        165         40
   Adjusted
    Noninterest
    Income:         2,556     10,086      7,561      4,967      2,407

 Total
  Noninterest
  Expense           5,391     20,626     15,642     10,359      5,093
 Expense of
  Deferred
  Compensation
  Plan               (160)       282        301        219         67
   Adjusted
    Noninterest
    Expense:        5,551     20,344     15,341     10,140      5,026

  Monroe Bancorp (MROE)
  Select Average Balance Sheet Information
  (dollar amounts in thousands except per share data)

               ------------------------------------------------------
                                    Quarters Ended
               ------------------------------------------------------
                Mar 2008   Dec 2007   Sept 2007  Jun 2007   Mar 2007
               ---------- ---------- ---------- ---------- ----------
 Total Average
  Loans        $  582,255 $  574,273 $  560,590 $  565,373 $  557,556
  Average
   Commercial
   & Industrial    98,603    100,360    100,268    103,368     95,482
  Average Real
   Estate:        465,625    455,269    441,705    443,617    443,912
   Average
    Commercial
    &
    Residential   338,160    321,287    308,890    314,317    321,911
   Average
    Construction
    & Vacant
    Land          102,116    108,417    107,976    103,870     95,909
   Average Home
    Equity         25,349     25,565     24,839     25,430     26,092
  Average
   Installment
   Loans           18,027     18,644     18,617     18,388     18,162
 Average
  Federal Funds
  Sold             10,462      9,445     15,837      9,693      9,381
 Average
  Federal Home
  Loan Bank
  Stock             2,312      2,312      2,312      2,312      2,312

 Total Average
  Deposits     $  643,686 $  625,656 $  618,615 $  609,420 $  593,511
  Average
   Noninterest
   Checking        75,673     74,875     80,001     79,405     76,615
  Average
   Interest
   Bearing
   Checking
   & NOW          132,683    137,218    124,280    125,390    132,673
  Average
   Regular
   Savings         17,937     17,790     17,854     18,229     17,888
  Average Money
   Market
   Savings        104,415     99,049    101,648     99,894    103,949
  Average CDs
   Less than
   $100,000       147,598    138,900    138,865    134,244    127,222
  Average CDs
   Greater than
   $100,000       149,277    141,244    141,530    138,247    122,234
  Average Other
   Time            16,103     16,580     14,437     14,011     12,930
 Average
  Federal Funds
  Purchased         3,511      2,281        387      3,053      2,640
 Average
  Securities
  Sold Under
  Repurchase
  Agreement        41,894     49,305     44,933     48,180     57,259
 Average FHLB
  Advances         16,050     18,304     19,350     19,412     19,423

                                                ---------------------
                                                    Years Ended
                                                ---------------------
                                                 Dec 2007   Dec 2006
                                                ---------- ----------
 Total Average Loans                            $  564,483 $  549,464
  Average Commercial & Industrial                   99,884     97,043
  Average Real Estate:                             446,144    433,386
    Average Commercial & Residential               316,578    323,019
    Average Construction & Vacant Land             104,088     83,895
    Average Home Equity                             25,478     26,472
  Average Installment Loans                         18,455     19,035
 Average Federal Funds Sold                         11,102      9,002
 Average Federal Home Loan Bank Stock                2,312      2,467

 Total Average Deposits                         $  611,907 $  582,762
  Average Noninterest Checking                      77,725     77,647
  Average Interest Bearing Checking & NOW          129,887    129,142
  Average Regular Savings                           17,940     19,448
  Average Money Market Savings                     101,123     97,763
  Average CDs Less than $100,000                   134,851    119,652
  Average CDs Greater than $100,000                135,882    127,377
  Average Other Time                                14,499     11,733
 Average Federal Funds Purchased                     2,085      1,858
 Average Securities Sold Under
  Repurchase Agreement                              49,884     54,644
 Average FHLB Advances                              19,120     27,451

CONTACT: Monroe Bancorp
         Mark D. Bradford, President and Chief Executive Officer
           (812) 331-3455
         Media Contact:
         Ashley Mattick, Marketing Director,
           (812) 353-7705
         (800) 319-2664
         Fax: (812) 331-3445
         www.monroebank.com